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                                  EXHIBIT 99.3

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Valssis Communications, Inc.

We consent to the incorporation by reference in the registration statements (No. 333-104072, No. 333-59670, No. 333-00022, No. 333-00024, No. 333-52919 and
No. 333-74263) on Form S-8 and the registration statement (No. 333-65824) on Form S-3 of Valassis Communications, Inc. of our report dated April 8, 2003, with respect to the consolidated balance sheet of NCH Marketing Services, Inc. as of December 31, 2002, and the related consolidated statements of operations, stockholders' deficit and comprehensive loss, and cash flows for the year then ended, which report appears in the Form 8-K/A of Valassis Communications, Inc. dated April 29, 2003.

                                    KPMG LLP

Chicago, Illinois
April 28, 2003